Exhibit 99.1

October 20, 2011

JANUS CAPITAL GROUP INC. ANNOUNCES

THIRD QUARTER RESULTS

DENVER — Janus Capital Group Inc. (“JCG”) (NYSE: JNS) today reported third quarter net income of $27.4 million, or $0.15 per diluted share, compared with net income of $41.9 million, or $0.23 per diluted share, in the second quarter 2011 and net income of $32.5 million, or $0.18 per diluted share, in the third quarter 2010. Third quarter 2011 net income includes a net charge of $0.06 per share primarily related to mark-to-market losses on investments.

The company’s operating margin for the third quarter 2011 was 31.3% compared with 31.0% for the second quarter 2011 and 23.4% for the third quarter 2010.

Flows and Assets Under Management

Average assets under management during the third quarter 2011 were $155.9 billion compared with $171.6 billion during the second quarter 2011 and $155.2 billion during the third quarter 2010.

At September 30, 2011, the company’s total assets under management were $141.0 billion compared with $169.8 billion at June 30, 2011 and $160.8 billion at September 30, 2010.

The decrease in complex-wide assets during the third quarter 2011 primarily reflects net market depreciation of $26.5 billion and long-term net outflows of $2.4 billion. Fundamental equity and mathematical equity long-term net outflows totaled $3.8 billion and $0.7 billion, respectively, while fixed income long-term net inflows totaled $2.1 billion.

Investment Performance

Relative investment performance in key fundamental equity strategies continues to be challenged, with 10%, 63%, and 79% of mutual fund assets ranked in the top half of their Lipper categories on a one-, three- and five-year total return basis, respectively, as of September 30, 2011.(1)

Fixed income mutual funds continued to generate strong relative investment performance with 57%, 100% and 100% of mutual fund assets ranked in the top half of their Lipper categories on a one-, three- and five-year total return basis, respectively, as of September 30, 2011.(2)

Mathematical equity strategies continue to deliver positive relative investment performance, with 76%, 40% and 64% of strategies surpassing their respective benchmarks, net of fees, over the one-, three- and five-year periods, respectively, as of September 30, 2011.(3)

In addition, 55% of complex-wide mutual funds have a 4- or 5-star Overall Morningstar RatingTM at September 30, 2011.(4)

(1)  References Lipper relative performance on an asset-weighted basis. For the 10-year period ending September 30, 2011, 80% of the 24 fundamental equity mutual funds outperformed the majority of their Lipper peers on an asset-weighted basis. For the 1-, 3-, 5- and 10-year periods ending September 30, 2011, 31%, 62%, 81% and 75% of the 36, 34, 31 and 24 fundamental equity mutual funds outperformed the majority of their Lipper peers based on total returns.

(2) References Lipper relative performance on an asset-weighted basis. For the 10-year period ending September 30, 2011, 100% of the 4 fixed income mutual funds outperformed the majority of their Lipper peers on an asset-weighted basis. For the 1-, 3-, 5- and 10-year periods ending September 30, 2011, 75%, 100%, 100% and 100% of the 4 fixed income mutual funds outperformed the majority of their peers based on total returns.

(3) For the period ending September 30, 2011, 75%, 50%, 67% and 50% of the mathematical equity mutual funds were beating their benchmarks on a 1-, 3-, 5-year and since-fund inception basis. Funds included in the analysis and their inception dates are: INTECH Risk-Managed Growth Fund — Class S (1/03); INTECH Risk-Managed Core Fund — Class T (2/03); INTECH Risk-Managed Value Fund — Class I (12/05); INTECH Risk-Managed International Fund — Class I (5/07).

(4) For the period ending September 30, 2011, 45%, 58% and 61% of complex-wide mutual funds had a 4- or 5-star Morningstar rating for the 3, 5- and 10-year periods based on risk-adjusted returns for 42, 38 and 28 funds, respectively. 42 funds were included in the analysis for the overall period.

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended
	September 30,	June 30,	September 30,
	2011	2011	2010

Average Assets (in billions)	$155.9	$171.6	$155.2
Ending AUM (in billions)	$141.0	$169.8	$160.8
Revenues	$236.9	$264.0	$243.8
Operating Expenses	$162.7	$182.2	$186.7
Operating Income	$74.2	$81.8	$57.1
Operating Margin	31.3%	31.0%	23.4%

Net Income	$27.4	$41.9	$32.5

Diluted Earnings per Share	$0.15	$0.23	$0.18

Third quarter 2011 revenues of $236.9 million decreased $27.1 million, or 10.3%, from second quarter 2011 and included $4.2 million of negative performance fees incurred on certain mutual funds during the third quarter 2011 driven by underperformance. Third quarter 2011 operating expenses decreased $19.5 million, or 10.7%, primarily due to lower variable expenses.

Non-operating items for the third quarter 2011 include $20.6 million of mark-to-market losses on investment securities (net of $2.8 million of mark-to-market losses attributable to noncontrolling interests) and a benefit of $2.5 million for the reversal of income tax reserves following the expiration of statutes of limitations on tax positions taken in previous years.

Capital and Liquidity

At September 30, 2011, JCG had stockholders’ equity of $1.3 billion, cash and investments of $605 million and outstanding debt of $593 million.  On October 14, 2011, JCG entered into a three-year, $250 million, unsecured, revolving credit facility with JPMorgan Chase Bank, N.A., as administrative agent and swingline lender.

On October 18, 2011, the Board of Directors declared a regular quarterly cash dividend of $0.05 per share. The quarterly dividend will be paid on November 14, 2011 to shareholders of record at the close of business on October 31, 2011.

Third Quarter 2011 Earnings Call Information

JCG will discuss its results during a conference call on Thursday, October 20, 2011 at 10 a.m. Eastern Daylight Time. The call-in number will be (888) 428-7458. Anyone outside the U.S. or Canada should call (201) 604-5177. The slides used during the presentation will be available in the investor relations section of the Janus Capital Group website (www.janus.com/ir) approximately one hour prior to the call. For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Janus Capital Group Inc. (JCG) is a global investment firm offering strategies from three individual investment boutiques: Janus Capital Management LLC (Janus), INTECH Investment Management LLC (INTECH) and Perkins Investment Management LLC (Perkins). Each manager employs a research-intensive approach that is distinct within its respective asset class. This multi-boutique approach enables the firm to provide style-specific expertise across an array of strategies, including growth, value and risk-managed equities, fixed income and alternatives through one common distribution platform.

At the end of September 2011, JCG managed $141.0 billion in assets for shareholders, clients and institutions around the globe. Based in Denver, JCG also has offices in London, Milan, Munich, Singapore, Hong Kong, Tokyo and Melbourne.

Contacts:

Media: Jane Ingalls, 303-370-7075

Investors: John Groneman, 303-336-7466

JANUS CAPITAL GROUP INC.

UNAUDITED

CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data or as noted)

	Three Months Ended
	September 30,	June 30,	September 30,
	2011	2011	2010
Revenues:
Investment management fees	$202.2	$226.0	$202.3
Performance fees	(3.1)	(0.2)	5.1
Shareowner servicing fees and other	37.8	38.2	36.4
Total	236.9	264.0	243.8

Operating Expenses:
Employee compensation and benefits	71.2	79.9	76.3
Long-term incentive compensation	16.4	17.7	20.7
Marketing and advertising	6.2	8.2	6.0
Distribution	35.5	39.6	32.5
Depreciation and amortization	8.1	8.4	9.8
General, administrative and occupancy	25.3	28.4	41.4
Total	162.7	182.2	186.7

Operating income	74.2	81.8	57.1

Interest expense	(13.0)	(13.1)	(15.9)
Investment gains (losses), net	(23.4)	(1.4)	0.9
Other income, net	1.4	0.5	0.5
Income tax provision	(11.9)	(22.3)	(7.2)

Net income	27.3	45.5	35.4

Noncontrolling interests	0.1	(3.6)	(2.9)

Net income attributable to JCG	$27.4	$41.9	$32.5

Diluted weighted average shares outstanding (in millions)	184.0	184.5	182.4

Diluted earnings per share attributable to JCG common shareholders:	$0.15	$0.23	$0.18

Average Assets Under Management (in billions)	$155.9	$171.6	$155.2

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	September 30,	December 31,
	2011	2010
Assets
Cash and cash equivalents	$329.4	$373.2
Investment securities	275.3	296.1
Other assets	189.3	251.6
Property and equipment, net	38.4	44.1
Intangibles and goodwill, net	1,752.9	1,761.8
Total Assets	$2,585.3	$2,726.8

Liabilities and Stockholders’ Equity
Debt	$593.0	$799.8
Other liabilities	280.2	333.5
Deferred income taxes	417.9	410.3
Stockholders’ equity	1,294.2	1,183.2
Total Liabilities and Stockholders’ Equity	$2,585.3	$2,726.8

UNAUDITED CONDENSED CASH FLOW INFORMATION

(dollars in millions)

	Three Months Ended
	September 30,	June 30,	September 30,
	2011	2011	2010
Cash provided by (used in):
Operating activities	$47.8	$93.3	$61.5
Investing activities	116.0	(86.8)	(30.8)
Financing activities	(103.9)	(15.6)	(2.2)
Net change during period	$59.9	$(9.1)	$28.5

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	September 30, 2011	June 30, 2011	September 30, 2010
Growth/Core (1)
Beginning of period assets	$58.5	$61.8	$54.1
Sales	2.9	2.4	2.3
Redemptions	4.7	5.9	4.1
Net (redemptions)	(1.8)	(3.5)	(1.8)
Market / fund performance	(9.4)	0.2	6.0
End of period assets	$47.3	$58.5	$58.3

Global/International
Beginning of period assets	$26.1	$28.6	$22.9
Sales	0.8	1.2	1.1
Redemptions	2.2	2.2	1.3
Net (redemptions)	(1.4)	(1.0)	(0.2)
Market / fund performance	(6.1)	(1.5)	3.6
End of period assets	$18.6	$26.1	$26.3

Mathematical Equity (2)
Beginning of period assets	$45.5	$44.2	$39.8
Sales	1.0	2.3	0.9
Redemptions	1.7	1.8	3.0
Net sales (redemptions)	(0.7)	0.5	(2.1)
Market / fund performance	(6.8)	0.8	4.7
End of period assets	$38.0	$45.5	$42.4

Fixed Income (1)
Beginning of period assets	$17.2	$16.1	$12.7
Sales	3.8	2.1	1.9
Redemptions	1.7	1.1	0.9
Net sales	2.1	1.0	1.0
Market / fund performance	(0.7)	0.1	0.8
End of period assets	$18.6	$17.2	$14.5

Value (3)
Beginning of period assets	$21.0	$21.3	$16.1
Sales	1.2	1.4	1.6
Redemptions	1.8	1.5	1.4
Net sales (redemptions)	(0.6)	(0.1)	0.2
Market / fund performance	(3.4)	(0.2)	1.4
End of period assets	$17.0	$21.0	$17.7

Money Market
Beginning of period assets	$1.5	$1.5	$1.6
Sales	0.3	0.2	0.2
Redemptions	0.3	0.2	0.2
Net sales	––	—	—
Market / fund performance	––	—	—
End of period assets	$1.5	$1.5	$1.6

Total Company
Beginning of period assets	$169.8	$173.5	$147.2
Sales	10.0	9.6	8.0
Redemptions	12.3	12.7	10.9
Net (redemptions)	(2.3)	(3.1)	(2.9)
Market / fund performance	(26.5)	(0.6)	16.5
End of period assets	$141.0	$169.8	$160.8

Total Excluding Money Market
Beginning of period assets	$168.3	$172.0	$145.6
Sales	9.7	9.4	7.8
Redemptions	12.1	12.5	10.7
Net (redemptions)	(2.4)	(3.1)	(2.9)
Market / fund performance	(26.4)	(0.6)	16.5
End of period assets	$139.5	$168.3	$159.2

Notes:

(1)          Growth/core and fixed income assets reflect a 50%/50% split of the Janus Balanced Fund between the two categories.

(2)          Represents all assets managed by INTECH Investment Management LLC.

(3)          Represents all assets managed by Perkins Investment Management LLC.

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Data presented reflects past performance, which is no guarantee of future results. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS (52687) or visit janus.com/advisor/mutual-funds for performance, rankings and ratings current to the most recent month-end.

Janus Capital Group Inc. (“JCG”) provides investment advisory services through its primary subsidiaries, Janus Capital Management LLC (“Janus”), INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”).

“Complex-Wide Mutual Funds” means all affiliated mutual funds managed by Janus, INTECH and Perkins. “Fundamental Equity Mutual Funds” means all mutual funds managed by Janus or Perkins that invest in equity securities. “Fixed Income Mutual Funds” means all mutual funds managed by Janus that invest primarily in fixed income securities. “Mathematical Equity Strategies” means all discretionary managed accounts (not mutual funds) that are advised or sub-advised by INTECH.

Mutual fund relative performance analysis shown is for each Fund’s initial share class: Class T, S or I Shares in the Janus retail fund (“JIF”) trust and the Institutional or Service Shares in the Janus Aspen Series (“JAS”). These share classes may not be eligible for purchase by all investors. Other share classes may have higher sales and management fees, which can result in differences in performance.

Investing involves risk, including the possible loss of principal. The value of your investment will fluctuate over time and you may gain or lose money. A fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to funds may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales and companies with relatively small market capitalizations. Each fund has different risks. Please see a Janus prospectus for more information about risk, fund holdings and other details.

Lipper performance on an asset weighted basis is calculated by taking all funds and assigning the assets under management (“AUM”) in each respective fund to either the 1st, 2nd, 3rd or 4th quartile bucket based on each fund’s respective Lipper relative rankings.  The total AUM of each quartile’s bucket is then divided by complex-wide total AUM to arrive at the respective percent of AUM in each bucket. Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Funds not ranked by Lipper are not included in the analysis.

The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Morningstar RatingTM may differ among share classes of a mutual fund as a result of different sales loads and/or expense structures. It may be based, in part, on the performance of a predecessor fund. Morningstar does not rank funds with less than a 3-year performance history.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call JCG at (800) 525-3713 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC.

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These statements are based on the beliefs and assumptions of Company management based on information currently available to management.

Various risks, uncertainties, assumptions and factors that could cause future results to differ materially from those expressed by the forward-looking statements included in this press release include, but are not limited to, risks specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 included under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the SEC from time to time. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. Many of these factors are beyond the control of the Company and its management. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Except for the Company’s ongoing obligations to disclose material information under the applicable securities law and stock exchange rules, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

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